Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 1 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® ✖ Commercial Contract 1 1. PARTIES AND PROPERTY: ACS Capital LLC ("Buyer") 2 agrees to buy and 1095 Broken Sound Pkwy LLC ("Seller") 3 agrees to sell the property at: 4 Street Address: _1095 Broken Sound Pkwy. Boca Raton, FL 33487 5 6 Legal Description: _ARVIDA PARK OF COMMERCE PLAT 2_N 217.50 FT OF S_336.58 FT OF E 131.21 FT OF W 7 _166.21 FT & N 4.64 FT OF S_119.08 FT OF E 33.46 FT OF W 124.81 FT OF PAR H 8 and the following Personal Property: _A l l equipment and fixtures associated with the Property. All furniture currently 9 _used by Seller on the 3rd floor. Seller to designate the furniture not included by August 19, 2022 10 (all collectively referred to as the "Property") on the terms and conditions set forth below. 11 2. PURCHASE PRICE: $ 9,950,000.00 12 (a) Deposit held in escrow by: Les H Stevens PA Trust Account 13 ("Escrow Agent") (checks are subject to actual and final collection) 14 Escrow Agent's address:5301 N. Federal Hwy. #130 Boca Raton, FLPhone:_561-989- 9797 15 (b) Additional deposit to be made to Escrow Agent 16 within days (3 days, if left blank) after completion of Due Diligence Period or 17 within days after Effective Date 18 (c) Additional deposit to be made to Escrow Agent 19 within days (3 days, if left blank) after completion of Due Diligence Period or 20 within days after Effective Date 21 (d) Total financing (see Paragraph 5) 22 (e) Other 23 (f) All deposits will be credited to the purchase price at closing. 24 Balance to close, subject to adjustments and prorations, to be paid 25 via wire transfer. $ 200,000.00 $ 200,000.00 $ $ $ $ 9,550,000.00 26 For the purposes of this paragraph, "completion" means the end of the Due Diligence Period or upon delivery of 27 Buyer's written notice of acceptability. 28 3. TIME FOR ACCEPTANCE; EFFECTIVE DATE; COMPUTATION OF TIME: Unless this offer is signed by Seller 29 and Buyer and an executed copy delivered to all parties on or before August 17, 2022 , this offer 30 will be withdrawn and the Buyer's deposit, if any, will be returned. The time for acceptance of any counter offer will be 31 3 days from the date the counter offer is delivered. The "Effective Date" of this Contract is the date on which the 32 last one of the Seller and Buyer has signed or initialed and delivered this offer or the final counter offer or 33 . Calendar days will be used when computing time periods, except time periods of 5 34 days or less. Time periods of 5 days or less will be computed without including Saturday, Sunday, or national legal 35 holidays. Any time period ending on a Saturday, Sunday, or national legal holiday will extend until 5:00 p.m. of the next 36 business day. Time is of the essence in this Contract. 37 4. CLOSING DATE AND LOCATION: 38 (a) Closing Date: This transaction will be closed on September14, 2022 (Closing Date), unless 39 specifically extended by other provisions of this Contract. The Closing Date will prevail over all other time periods 40 including, but not limited to, Financing and Due Diligence periods. In the event insurance underwriting is suspended ACL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 2 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® ✖ ✖ ✖ 41 on Closing Date and Buyer is unable to obtain property insurance, Buyer may postpone closing up to 5 days after 42 the insurance underwriting suspension is lifted. 43 (b) Location: Closing will take place in PALM BEACH County, Florida. (If left blank, closing will take place in the 44 county where the property is located.) Closing may be conducted by mail or electronic means. 45 5. THIRD PARTY FINANCING: 46 BUYER'S OBLIGATION: On or before days (5 days if left blank) after Effective Date, Buyer will apply for third 47 party financing in an amount not to exceed % of the purchase price or $ , with a fixed 48 interest rate not to exceed % per year with an initial variable interest rate not to exceed %, with points or 49 commitment or loan fees not to exceed % of the principal amount, for a term of years, and amortized 50 over years, with additional terms as follows: 51 N/A . 52 Buyer will timely provide any and all credit, employment, financial and other information reasonably required by any 53 lender. Buyer will use good faith and reasonable diligence to (i) obtain Loan Approval within days (45 days if left 54 blank) from Effective Date (Loan Approval Date), (ii) satisfy terms and conditions of the Loan Approval, and (iii) close 55 the loan. Buyer will keep Seller and Broker fully informed about loan application status and authorizes the mortgage 56 broker and lender to disclose all such information to Seller and Broker. Buyer will notify Seller immediately upon 57 obtaining financing or being rejected by a lender. CANCELLATION: If Buyer, after using good faith and reasonable 58 diligence, fails to obtain Loan Approval by Loan Approval Date, Buyer may within days (3 days if left blank) 59 deliver written notice to Seller stating Buyer either waives this financing contingency or cancels this Contract. 60 If Buyer does neither, then Seller may cancel this Contract by delivering written notice to Buyer at any time thereafter. 61 Unless this financing contingency has been waived, this Contract shall remain subject to the satisfaction, by closing, of 62 those conditions of Loan Approval related to the Property. DEPOSIT(S) (for purposes of Paragraph 5 only): If Buyer 63 has used good faith and reasonable diligence but does not obtain Loan Approval by Loan Approval Date and 64 thereafter either party elects to cancel this Contract as set forth above or the lender fails or refuses to close on or 65 before the Closing Date without fault on Buyer's part, the Deposit(s) shall be returned to Buyer, whereupon both 66 parties will be released from all further obligations under this Contract, except for obligations stated herein as surviving 67 the termination of this Contract. If neither party elects to terminate this Contract as set forth above or Buyer fails to use 68 good faith or reasonable diligence as set forth above, Seller will be entitled to retain the Deposit(s) if the transaction 69 does not close. For purposes of this Contract, "Loan Approval" means a statement by the lender setting forth the terms 70 and conditions upon which the lender is willing to make a particular mortgage loan to a particular buyer. Neither a pre- 71 approval letter nor a prequalification letter shall be deemed a Loan Approval for purposes of this Contract. 72 6. TITLE: Seller has the legal capacity to and will convey marketable title to the Property by statutory warranty 73 deed special warranty deed other , free of liens, easements and 74 encumbrances of record or known to Seller, but subject to property taxes for the year of closing; covenants, 75 restrictions and public utility easements of record; existing zoning and governmental regulations; and (list any other 76 matters to which title will be subject) 77 ; 78 provided there exists at closing no violation of the foregoing and none of them prevents Buyer's intended use of the 79 Property as Office . 80 (a) Evidence of Title: The party who pays the premium for the title insurance policy will select the closing agent 81 and pay for the title search and closing services. Seller will, at (check one) Seller's Buyer's expense and 82 within 15 days after Effective Date or at least days before Closing Date deliver to Buyer (check one) 83 (i) a title insurance commitment by a Florida licensed title insurer setting forth those matters to be discharged by 84 Seller at or before Closing and, upon Buyer recording the deed, an owner's policy in the amount of the purchase 85 price for fee simple title subject only to exceptions stated above. If Buyer is paying for the evidence of title and 86 Seller has an owner's policy, Seller will deliver a copy to Buyer within 15 days after Effective Date. (ii.) an 87 abstract of title, prepared or brought current by an existing abstract firm or certified as correct by an existing firm. 88 However, if such an abstract is not available to Seller, then a prior owner's title policy acceptable to the proposed 89 insurer as a base for reissuance of coverage may be used. The prior policy will include copies of all policy 90 exceptions and an update in a format acceptable to Buyer from the policy effective date and certified to Buyer or ACL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 3 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® ✖ ✖ 91 Buyer's closing agent together with copies of all documents recited in the prior policy and in the update. If such 92 an abstract or prior policy is not available to Seller then (i.) above will be the evidence of title. 93 (b) Title Examination: Buyer will, within 15 days from receipt of the evidence of title deliver written notice to Seller 94 of title defects. Title will be deemed acceptable to Buyer if (1) Buyer fails to deliver proper notice of defects or (2) 95 Buyer delivers proper written notice and Seller cures the defects within 30 days from receipt of the notice 96 ("Curative Period"). Seller shall use good faith efforts to cure the defects. If the defects are cured within the 97 Curative Period, closing will occur on the latter of 10 days after receipt by Buyer of notice of such curing or the 98 scheduled Closing Date. Seller may elect not to cure defects if Seller reasonably believes any defect cannot be 99 cured within the Curative Period. If the defects are not cured within the Curative Period, Buyer will have 10 days 100 from receipt of notice of Seller's inability to cure the defects to elect whether to terminate this Contract or accept 101 title subject to existing defects and close the transaction without reduction in purchase price. 102 (c) Survey: (check applicable provisions below) 103 Seller will, within 2 days from Effective Date, deliver to Buyer copies of prior surveys, 104 plans, specifications, and engineering documents, if any, and the following documents relevant to this 105 transaction: 106 Leases, phase 1, 2 years prior expenses, vendor contracts, prior inspection reports, as built drawings to the extent in Seller’s possession. , 107 prepared for Seller or in Seller's possession, which show all currently existing structures. In the event this 108 transaction does not close, all documents provided by Seller will be returned to Seller within 10 days from the 109 date this Contract is terminated. 110 Buyer will, at Seller's Buyer's expense and within the time period allowed to deliver and examine 111 title evidence, obtain a current certified survey of the Property from a registered surveyor. If the survey reveals 112 encroachments on the Property or that the improvements encroach on the lands of another, Buyer will 113 accept the Property with existing encroachments such encroachments will constitute a title defect to be 114 cured within the Curative Period. 115 (d) Ingress and Egress: Seller warrants that the Property presently has ingress and egress. 116 7. PROPERTY CONDITION: Seller will deliver the Property to Buyer at the time agreed in its present "as is" condition, 117 ordinary wear and tear excepted, and will maintain the landscaping and grounds in a comparable condition. Seller 118 makes no warranties other than marketability of title. In the event that the condition of the Property has materially 119 changed since the expiration of the Due Diligence Period, Buyer may elect to terminate the Contract and receive a 120 refund of any and all deposits paid, plus interest, if applicable, or require Seller to return the Property to the required 121 condition existing as of the end of Due Diligence period, the cost of which is not to exceed $5,000.00 (1.5% of 122 the purchase price, if left blank). By accepting the Property "as is", Buyer waives all claims against Seller for any 123 defects in the Property. (Check (a) or (b)) 124 (a) As Is: Buyer has inspected the Property or waives any right to inspect and accepts the Property in its "as is" 125 condition. 126 (b) Due Diligence Period: Buyer will, at Buyer's expense and within 7 days from Effective Date ("Due 127 Diligence Period"), determine whether the Property is suitable, in Buyer's sole and absolute discretion. During the 128 term of this Contract, Buyer may conduct any tests, analyses, surveys and investigations ("Inspections") which 129 Buyer deems necessary to determine to Buyer's satisfaction the Property's engineering, architectural, 130 environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision 131 regulations; soil and grade; availability of access to public roads, water, and other utilities; consistency with local, 132 state and regional growth management and comprehensive land use plans; availability of permits, government 133 approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground 134 water contamination; and other inspections that Buyer deems appropriate. Buyer will deliver written notice to 135 Seller prior to the expiration of the Due Diligence Period of Buyer's determination of whether or not the Property 136 is acceptable. Buyer's failure to comply with this notice requirement will constitute acceptance of the Property in 137 its present "as is" condition. Seller grants to Buyer, its agents, contractors and assigns, the right to enter the 138 Property at any time during the term of this Contract for the purpose of conducting Inspections, upon reasonable 139 notice, at a mutually agreed upon time; provided, however, that Buyer, its agents, contractors and assigns enter 140 the Property and conduct Inspections at their own risk. Buyer will indemnify and hold Seller harmless from 141 losses, damages, costs, claims and expenses of any nature, including attorneys' fees at all levels, and from 142 liability to any person, arising from the conduct of any and all inspections or any work authorized by Buyer. Buyer 143 will not engage in any activity that could result in a mechanic's lien being filed against the Property without 144 Seller's prior written consent. In the event this transaction does not close, (1) Buyer will repair all damages to the ✖ ✖ ✖ ACL ACL 1BSPL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 4 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® ✖ 145 Property resulting from the Inspections and return the Property to the condition it was in prior to conduct of the 146 Inspections, and (2) Buyer will, at Buyer's expense release to Seller all reports and other work generated as a 147 result of the Inspections. Should Buyer deliver timely notice that the Property is not acceptable, Seller agrees that 148 Buyer's deposit will be immediately returned to Buyer and the Contract terminated. 149 (c) Walk-through Inspection: Buyer may, on the day prior to closing or any other time mutually agreeable to the 150 parties, conduct a final "walk-through" inspection of the Property to determine compliance with this paragraph and 151 to ensure that all Property is on the premises. 152 8. OPERATION OF PROPERTY DURING CONTRACT PERIOD: Seller will continue to operate the Property and any 153 business conducted on the Property in the manner operated prior to Contract and will take no action that would 154 adversely impact the Property after closing, as to tenants, lenders or business, if any. Any changes, such as renting 155 vacant space, that materially affect the Property or Buyer's intended use of the Property will be permitted only with 156 Buyer's consent without Buyer's consent. See paragraph 23 below for Additional Terms. 157 9. CLOSING PROCEDURE: Unless otherwise agreed or stated herein, closing procedure shall be in accordance with 158 the norms where the Property is located. 159 (a) Possession and Occupancy: Seller will deliver possession and occupancy of the Property to Buyer at 160 closing. Seller will provide keys, remote controls, and any security/access codes necessary to operate all locks, 161 mailboxes, and security systems. See paragraph 23 below for Additional Terms. 162 (b) Costs: Buyer will pay Buyer's attorneys' fees, taxes and recording fees on notes, mortgages and financing 163 statements and recording fees for the deed. Seller will pay Seller's attorneys' fees, taxes on the deed and 164 recording fees for documents needed to cure title defects. If Seller is obligated to discharge any encumbrance at or 165 prior to closing and fails to do so, Buyer may use purchase proceeds to satisfy the encumbrances. 166 (c) Documents: Seller will provide the deed; bill of sale; mechanic's lien affidavit; originals of those assignable 167 service and maintenance contracts that will be assumed by Buyer after the Closing Date and letters to each 168 service contractor from Seller advising each of them of the sale of the Property and, if applicable, the transfer of its 169 contract, and any assignable warranties or guarantees received or held by Seller from any manufacturer, 170 contractor, subcontractor, or material supplier in connection with the Property; current copies of the condominium 171 documents, if applicable; assignments of leases, updated rent roll; tenant and lender estoppels letters (if 172 applicable); tenant subordination, non-disturbance and attornment agreements (SNDAs) required by the Buyer or 173 Buyer's lender; assignments of permits and licenses; corrective instruments; and letters notifying tenants of the 174 change in ownership/rental agent. If any tenant refuses to execute an estoppels letter, Seller, if requested by the 175 Buyer in writing, will certify that information regarding the tenant's lease is correct. If Seller is an entity, Seller will 176 deliver a resolution of its governing authority authorizing the sale and delivery of the deed and certification by the 177 appropriate party certifying the resolution and setting forth facts showing the conveyance conforms to the 178 requirements of local law. Seller will transfer security deposits to Buyer. Buyer will provide the closing statement, 179 mortgages and notes, security agreements, and financing statements. 180 (d) Taxes and Prorations: Real estate taxes, personal property taxes on any tangible personal property, bond 181 payments assumed by Buyer, interest, rents (based on actual collected rents), association dues, insurance 182 premiums acceptable to Buyer, and operating expenses will be prorated through the day before closing. If the 183 amount of taxes for the current year cannot be ascertained, rates for the previous year will be used with due 184 allowance being made for improvements and exemptions. Any tax proration based on an estimate will, at request 185 of either party, be readjusted upon receipt of current year's tax bill; this provision will survive closing. 186 (e) Special Assessment Liens: Certified, confirmed, and ratified special assessment liens as of the Closing Date 187 will be paid by Seller. If a certified, confirmed, and ratified special assessment is payable in installments, Seller will 188 pay all installments due and payable on or before the Closing Date, with any installment for any period extending 189 beyond the Closing Date prorated, and Buyer will assume all installments that become due and payable after the 190 Closing Date. Buyer will be responsible for all assessments of any kind which become due and owing after Closing 191 Date, unless an improvement is substantially completed as of Closing Date. If an improvement is substantially 192 completed as of the Closing Date but has not resulted in a lien before closing, Seller will pay the amount of the last 193 estimate of the assessment. This subsection applies to special assessment liens imposed by a public body and 194 does not apply to condominium association special assessments. 195 (f) Foreign Investment in Real Property Tax Act (FIRPTA): If Seller is a "foreign person" as defined by FIRPTA, 196 Seller and Buyer agree to comply with Section 1445 of the Internal Revenue Code. Seller and Buyer will 197 complete, execute, and deliver as directed any instrument, affidavit, or statement reasonably necessary to comply ACL ACL 1BSPL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 5 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® 198 with the FIRPTA requirements, including delivery of their respective federal taxpayer identification numbers or 199 Social Security Numbers to the closing agent. If Buyer does not pay sufficient cash at closing to meet the 200 withholding requirement, Seller will deliver to Buyer at closing the additional cash necessary to satisfy the 201 requirement. 202 10. ESCROW AGENT: Seller and Buyer authorize Escrow Agent or Closing Agent (collectively "Agent") to receive, 203 deposit, and hold funds and other property in escrow and, subject to collection, disburse them in accordance with the 204 terms of this Contract. The parties agree that Agent will not be liable to any person for misdelivery of escrowed items to 205 Seller or Buyer, unless the misdelivery is due to Agent's willful breach of this Contract or gross negligence. If Agent 206 has doubt as to Agent's duties or obligations under this Contract, Agent may, at Agent's option, (a) hold the escrowed 207 items until the parties mutually agree to its disbursement or until a court of competent jurisdiction or arbitrator 208 determines the rights of the parties or (b) deposit the escrowed items with the clerk of the court having jurisdiction over 209 the matter and file an action in interpleader. Upon notifying the parties of such action, Agent will be released from all 210 liability except for the duty to account for items previously delivered out of escrow. If Agent is a licensed real estate 211 broker, Agent will comply with Chapter 475, Florida Statutes. In any suit in which Agent interpleads the escrowed items 212 or is made a party because of acting as Agent hereunder, Agent will recover reasonable attorney's fees and costs 213 incurred, with these amounts to be paid from and out of the escrowed items and charged and awarded as court costs 214 in favor of the prevailing party. 215 11. CURE PERIOD: Prior to any claim for default being made, a party will have an opportunity to cure any alleged 216 default. If a party fails to comply with any provision of this Contract, the other party will deliver written notice to the non- 217 complying party specifying the non-compliance. The non-complying party will have days (5 days if left blank) after 218 delivery of such notice to cure the non-compliance. Notice and cure shall not apply to failure to close. 219 12. FORCE MAJEURE: Buyer or Seller shall not be required to perform any obligation under this Contract or be liable 220 to each other for damages so long as performance or non-performance of the obligation, or the availability of services, 221 insurance, or required approvals essential to Closing, is disrupted, delayed, caused or prevented by Force Majeure. 222 "Force Majeure" means: hurricanes, floods, extreme weather, earthquakes, fire, or other acts of God, unusual 223 transportation delays, or wars, insurrections, or acts of terrorism, which, by exercise of reasonable diligent effort, the 224 non-performing party is unable in whole or in part to prevent or overcome. All time periods, including Closing Date, will 225 be extended a reasonable time up to 7 days after the Force Majeure no longer prevents performance under this 226 Contract, provided, however, if such Force Majeure continues to prevent performance under this Contract more than 227 30 days beyond Closing Date, then either party may terminate this Contract by delivering written notice to the other 228 and the Deposit shall be refunded to Buyer, thereby releasing Buyer and Seller from all further obligations under this Contract. 229 13. RETURN OF DEPOSIT: Unless otherwise specified in the Contract, in the event any condition of this Contract is 230 not met and Buyer has timely given any required notice regarding the condition having not been met, Buyer's deposit 231 will be returned in accordance with applicable Florida Laws and regulations. 232 14. DEFAULT: 233 (a) In the event the sale is not closed due to any default or failure on the part of Seller other than failure to make 234 the title marketable after diligent effort, Buyer may elect to receive return of Buyer's deposit without thereby 235 waiving any action for damages resulting from Seller's breach and may seek to recover such damages or seek 236 specific performance. If Buyer elects a deposit refund, Seller may be liable to Broker for the full amount of the 237 brokerage fee. 238 (b) In the event the sale is not closed due to any default or failure on the part of Buyer, Seller may either (1) 239 retain all deposit(s) paid or agreed to be paid by Buyer as agreed upon liquidated damages, consideration for the 240 execution of this Contract, and in full settlement of any claims, upon which this Contract will terminate or (2) seek 241 specific performance. If Buyer fails to timely place a deposit as required by this Contract, Seller may either (1) 242 terminate the Contract and seek the remedy outlined in this subparagraph or (2) proceed with the Contract without 243 waiving any remedy for Buyer's default. 244 15. ATTORNEY'S FEES AND COSTS: In any claim or controversy arising out of or relating to this Contract, the 245 prevailing party, which for purposes of this provision will include Buyer, Seller and Broker, will be awarded reasonable 246 attorneys' fees, costs, and expenses. 247 16. NOTICES: All notices will be in writing and may be delivered by mail, overnight courier, personal delivery, or 248 electronic means. Parties agree to send all notices to addresses specified on the signature page(s). Any notice, 249 document, or item given by or delivered to an attorney or real estate licensee (including a transaction broker) 250 representing a party will be as effective as if given by or delivered to that party. ACL ACL 1BSPL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 6 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® ✖ ✖ ✖ 251 17. DISCLOSURES: 252 (a) Commercial Real Estate Sales Commission Lien Act: The Florida Commercial Real Estate Sales 253 Commission Lien Act provides that a broker has a lien upon the owner's net proceeds from the sale of 254 commercial real estate for any commission earned by the broker under a brokerage agreement. The lien upon the 255 owner's net proceeds is a lien upon personal property which attaches to the owner's net proceeds and does not 256 attach to any interest in real property. This lien right cannot be waived before the commission is earned. 257 (b) Special Assessment Liens Imposed by Public Body: The Property may be subject to unpaid special 258 assessment lien(s) imposed by a public body. (A public body includes a Community Development District.) Such 259 liens, if any, shall be paid as set forth in Paragraph 9(e). 260 (c) Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in 261 sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that 262 exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon 263 and radon testing may be obtained from your county public health unit. 264 (d) Energy-Efficiency Rating Information: Buyer acknowledges receipt of the information brochure required by 265 Section 553.996, Florida Statutes. 266 18. RISK OF LOSS: 267 (a) If, after the Effective Date and before closing, the Property is damaged by fire or other casualty, Seller will 268 bear the risk of loss and Buyer may cancel this Contract without liability and the deposit(s) will be returned to 269 Buyer. Alternatively, Buyer will have the option of purchasing the Property at the agreed upon purchase price and 270 Seller will credit the deductible, if any and transfer to Buyer at closing any insurance proceeds, or Seller's claim 271 to any insurance proceeds payable for the damage. Seller will cooperate with and assist Buyer in collecting any 272 such proceeds. Seller shall not settle any insurance claim for damage caused by casualty without the consent of 273 the Buyer. 274 (b) If, after the Effective Date and before closing, any part of the Property is taken in condemnation or under the 275 right of eminent domain, or proceedings for such taking will be pending or threatened, Buyer may cancel this 276 Contract without liability and the deposit(s) will be returned to Buyer. Alternatively, Buyer will have the option of 277 purchasing what is left of the Property at the agreed upon purchase price and Seller will transfer to the Buyer at 278 closing the proceeds of any award, or Seller's claim to any award payable for the taking. Seller will cooperate 279 with and assist Buyer in collecting any such award. 280 19. ASSIGNABILITY; PERSONS BOUND: This Contract may be assigned to a related entity, and otherwise is not 281 assignable is assignable. If this Contract may be assigned, Buyer shall deliver a copy of the assignment agreement 282 to the Seller at least 5 days prior to Closing. The terms "Buyer, " "Seller" and "Broker" may be singular or plural. This 283 Contract is binding upon Buyer, Seller and their heirs, personal representatives, successors and assigns (if 284 assignment is permitted). 285 20. MISCELLANEOUS: The terms of this Contract constitute the entire agreement between Buyer and Seller. 286 Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. 287 Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated 288 electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or 289 typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract 290 is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be 291 construed under Florida law and will not be recorded in any public records. 292 21. BROKERS: Neither Seller nor Buyer has used the services of, or for any other reason owes compensation to, a 293 licensed real estate Broker other than: 294 (a) Seller's Broker: Marcus & Millichap Douglas Mandel , (Company Name) (Licensee) 295 , (Address, Telephone, Fax, E-mail) 296 who is a single agent is a transaction broker has no brokerage relationship and who will be compensated by 297 Seller Buyer both parties pursuant to a listing agreement other (specify) 298 299 300 (b) Buyer's Broker: Rich Commercial Group Alex Rich , (Company Name) (Licensee) 301 _501 E. Las Olas Blvd. #206 Ft. Lauderdale , (Address, Telephone, Fax, E-mail) ✖ ACL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 7 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® ine ✖ ✖ 302 who is a single agent is a transaction broker has no brokerage relationship and who will be compensated by 303 304 305 306 307 308 309 310 311 312 Seller's Broker Seller Buyer both parties pursuant to an MLS offer of compensation other (specify) Seller to pay Rich Commercial Group 1% of the gross purchase price of the Property. (collectively referred to as "Broker") in connection with any act relating to the Property, including but not limited to inquiries, introductions, consultations, and negotiations resulting in this transaction. Seller and Buyer agree to indemnify and hold Broker harmless from and against losses, damages, costs and expenses of any kind, including reasonable attorneys' fees at all levels, and from liability to any person, arising from (1) compensation claimed which is inconsistent with the representation in this Paragraph, (2) enforcement action to collect a brokerage fee pursuant to Paragraph 10, (3) any duty accepted by Broker at the request of Seller or Buyer, which is beyond the scope of services regulated by Chapter 475, Florida Statutes, as amended, or (4) recommendations of or services provided and expenses incurred by any third party whom Broker refers, recommends, or retains for or on behalf of Seller or Buyer. 313 22. OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to 314 this Contract): 315 316 317 318 (A) Arbitration (B) Section 1031 Exchange (C) Property Inspection and Repair (D) Seller Representations (E) Seller Warranty (F) Coastal Construction Control L (G) Flood Area Hazard Zone (H) Seller Financing (I) Existing Mortgage (J) Buyer's Attorney Approval (K) Seller's Attorney Approval Other ✖ ACL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 8 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® 319 23. ADDITIONAL TERMS: 320 a. Seller shall, prior to closing and at its sole cost and expense, cure all governmental code and statutory violations 321 _an d close all open and expired permits which accrue prior to closing. Notwithstanding the provisions of Paragraph 4, 322 _above, the Closing Date shall be extended as is reasonably necessary to allow Seller sufficient time to complete its 323 _obligations described in this Paragraph 23 (a). This provision will survive closing. 324 325 _b . The deposit pursuant to paragraph 2(a) of the Contract shall be made to the Escrow Agent within two (2) business days from the Effective Date. 326 _$20,000.00 of the deposit shall be deemed non-refundable upon acceptance of the furniture relinquished list, and with the exception of default by the Seller. 327 _c._Seller shall be permitted to continue its current occupancy of the 3rd floor of the Property rent free for 2_months post 328 _Closing Date including the storage cage currently occupied by Seller. Seller may lease the 3rd floor for 2 additional months thereafter for $15,000.00 per month plus sales 329 _tax . Seller shall be responsible for electrical and janitorial expenses. The parties shall execute a_lease memorializing 330 _the same. This provision shall survive the closing. 331 332 _d . Upon Seller vacating the 3rd floor space, Seller agrees to lease suite 100 for one year at $25.00/sf plus sales tax. Including the current storage cage currently occupied by Seller. Seller 333 _shal l be responsible for electrical and janitorial expenses. Buyer and Seller shall execute a lease prior to the Closing 334 _Date memorializing the provision hereof. This provision shall survive the closing. 336 337 338 339 340 341 342 THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE 343 ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL 344 FACTS AND REPRESENTATIONS THAT ARE IMPORTANT TO THEM AND TO CONSULT AN APPROPRIATE 345 PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE 346 EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF TITLE, FOREIGN INVESTOR 347 REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHERADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL 348 REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER 349 REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF 350 THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND 351 GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND 352 FACTS THAT MATERIALLY AFFECT PROPERTY VALUE. 353 Each person signing this Contract on behalf of a party that is a business entity represents and warrants to the other 354 party that such signatory has full power and authority to enter into and perform this Contract in accordance with its 355 terms and each person executing this Contract and other documents on behalf of such party has been duly authorized 356 to do so. 358 Date: (Signature of Buyer 359 ACS Capital LLC (Typed or Printed Name of Buyer) ACS Capital LLC 08/16/2022 4:38 PM EDT ACL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 9 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® Ta x ID No.: 360 Title: Corey Shader, Manager Telephone: 361 Date: (Signature of Buyer 362 Tax ID No.: (Typed or Printed Name of Buyer) 363 Title: Telephone: 364 Buyer's Address for purpose of notice 365 Facsimile: Email: 366 Date: (Signature of Seller) 367 1095 Broken Sound Pkwy LLC (Typed or Printed Name of Seller) Tax ID No.: 368 Title: Telephone: 369 Date: (Signature of Seller) 370 Tax ID No.: (Typed or Printed Name of Seller) 371 Title: Telephone: 372 Seller's Address for purpose of notice: 373 Facsimile: Email: Florida REALTORS® makes no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as REALTOR®. REALTOR® is a registered collective membership mark which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS® and who subscribe to its Code of Ethics. The copyright laws of United States (17 U.S. Code) forbid the unauthorized reproduction of this form by an means including facsimile or computerized forms. 1BSPLACL 1095 Broken Sound Pkwy LLC 08/16/2022 4:20 PM CDT Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 10 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® ADDENDUM TO COMMERCIAL CONTRACT This Addendum to Commercial Contract (this “Addendum”) is attached to that certain Commercial Contract dated August 16, 2022 (the “Contract”) between 1095 Broken Sound Pkwy LLC. a Delaware limited liability company (“Seller”) and ACS Capital LLC, Florida limited liability company (“Buyer”), for the purchase and sale of the property located at 1095 Broken Sound Parkway, Boca Raton, Florida 33487. Capitalized terms used but not defined in this Addendum shall have the same definitions given to them in the Contract, unless the context clearly indicates a contrary intent. In consideration of the mutual promises and covenants contained in the Contract, Seller and Buyer hereby agree as follows: 1. This Addendum shall be deemed part of the Contract and shall supersede any conflicting provisions contained in the Contract. All capitalized terms used in this Addendum shall have the same meaning as set forth in the Contract unless otherwise provided. 2. Seller shall convey title by Special Warranty Deed. 3. Buyer shall accept the Property subject to those matters of title in Seller’s owner’s title insurance policy issued by Chicago Title Insurance Company dated October 3, 2018, subject to Buyer’s review of same within five (5) business days of the Effective Date. 4. The parties each represent and warrant to the other that they have not dealt with any real estate brokers, salesman, or finders other than Marcus & Millichap Real Estate Services and Rich Commercial Group (collectively, “Brokers”) transaction is made by any broker, salesperson or finder, claiming to have dealt through or on behalf of one of the parties hereto other than the Broker, such party shall indemnify, defend and hold the other party hereunder harmless from and against all liabilities, damages, claims, costs, fees and expenses (including reasonable attorney’s fees and court costs at trial and all appellate levels) with respect to said claim for commission. The provisions of this paragraph shall survive closing of any earlier termination of cancellation of the Contract notwithstanding any provision hereof to the contrary. The commissions shall be due and payable by Seller only upon closing and funding 5. SELLER AND BUYER HEREBY KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS CONTRACT OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS CONTRACT OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH THIS CONTRACT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SELLER AND BUYER ENTERING INTO THE SUBJECT TRANSACTION. 6. In the event any litigation or other dispute resolution proceeding is commenced involving, arising out of, or relating to the Contract or this Addendum, then the prevailing party shall be entitled to an award of taxable court costs, other related but non-taxable costs and expense, reasonable attorney's fees, and the fees of other reasonable necessary professionals, from the time the litigation or dispute resolution proceeding is commenced until all appeals are final, if any. This provision shall apply whether the litigation or other dispute resolution proceeding seeks a declaration of rights, reformation, damages for default, damages for misrepresentation, indemnification, contribution, subrogation or other legal or equitable remedy. The provisions of this paragraph shall survive closing notwithstanding any provision hereof to the contrary. 7. Buyer may assign its rights and obligations under this Contract to an entity related to the Buyer to take title to the Property without Seller’s consent but otherwise may not assign this Contract. 8. DISCLAIMER OF WARRANTIES; “AS IS” CONVEYANCE. BUYER ACKNOWLEDGES AND AGREES THAT BUYER IS PURCHASING THE PROPERTY IN AN “AS- IS”/“WHERE-IS” CONDITION, WITHOUT ANY REPRESENTATION OR WARRANTY FROM SELLER, INCLUDING, BUT NOT LIMITED TO: COMPLIANCE WITH ZONING LAWS AND APPLICABLE BUILDING CODE; STATUTORY, ACL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

Buyer () ( ) and Seller ( ) ( ) acknowledge receipt of a copy of this page, which is Page 11 of 12 Pages. CC 5 R 9/17 ©2017 Florida Realtors® EXPRESS, OR IMPLIED WARRANTY OF FITNESS FOR AN INTENDED PURPOSES; AND IMPLIED WARRANTY OF HABITABILITY. EXCEPT FOR ANY ENVIRONMENTAL VIOLATIONS THAT MAY BE DISCLOSED BY A PHASE I OR PHASE II ENVIRONMENTAL ASSESSMENT, BUYER AGREES TO ACCEPT THE PROPERTY WITH ALL KNOWN AND UNKNOWN: (i) FAULTS; (ii) ALL LATENT OR PATENT DEFECTS; AND (iii) SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER STATUTORY, EXPRESS, OR IMPLIED, OF ANY KIND, NATURE OR TYPE WHATSOEVER FROM OR ON BEHALF OF THE SELLER EXCEPT FOR TITLE WARRANTIES. BUYER ACKNOWLEDGES THAT BUYER HAS AND IS NOT RELYING ON ANY INFORMATION, DOCUMENT, MAPS OR SKETCHES, PROJECTION, PRO FORMA STATEMENT, REPRESENTATION, GUARANTEE OR WARRANTY (WHETHER EXPRESS OR IMPLIED, OR ORAL OR WRITTEN, MATERIAL OR IMMATERIAL) THAT MAY HAVE BEEN GIVEN OR MADE BY OR ON BEHALF OF THE SELLER IN PURCHASING THE PROPERTY. 9. Severability. If any provision of the Contract (as modified by this Addendum) is determined to be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, and the remaining terms and conditions shall be interpreted so as to give the greatest effect possible thereto. 10. Incorporation; Conflict. This Addendum is incorporated into the Contract, and vice versa, so that together, the Contract and this Addendum shall constitute a single instrument. Except as modified by this Addendum, the Contract shall remain otherwise unmodified and in full force and effect and the parties ratify and confirm the terms of the Contract as modified by this Addendum. In the event of any conflict between the terms of this Addendum and that of the Contract, the terms of this Addendum shall control. All references to the “Contract” shall mean the Contract as modified by this Addendum except with respect to section references specific to the Contract as referenced in this Addendum or unless the context clearly indicates a contrary intent. 11. Counterparts; Electronic Execution. The parties agree that the Contract and this Addendum may be executed in counterparts, each of which shall be considered an original, and all of which, taken together, shall constitute one and the same fully executed original agreement. The Contract and this Addendum may be executed, scanned (in .PDF or similar reprographic format), and/or executed (and, as appropriate, witnessed and/or notarized) electronically using electronic signature software (e.g. DocuSign or similar software), or by similar methods (each a method of “Electronic Execution”) and transmitted electronically. Such electronically transmitted signatures shall be deemed original signatures for purposes of the Contract and this Addendum and all matters related thereto, with such Electronic Execution having the same legal and binding effect as original signatures. The parties agree that the Contract and this Addendum may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. The parties (a) consent to the Electronic Execution of the Contract and this Addendum and the use of electronic signatures, (b) intend to be bound by the signatures delivered by Electronic Execution; (c) are aware that the other party will rely on such Electronic Execution and electronic signatures; and (d) waive any defenses to the enforcement of the terms of the Contract and this Addendum based on Electronic Execution or electronic signatures. [SIGNATURES ON NEXT PAGE] ACL 1BSPL Electronically Signed using eSignOnline™ [ Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0 ]

IN WITNESS WHEREOF, Seller and Buyer have executed this Addendum dated effective as of the Effective Date of the Contract.

SELLER:

1095 Broken Sound Pkwy LLC. a Delaware limited liability company

By: 1095 Broken Sound Pkwy LLC
Name:______________________________
Title:______________________________

BUYER:

ACS Capital LLC, a Florida limited liability company

By: ACS Capital LLC
Name:______________________________
Title:______________________________

Buyer () (ACL) and **Seller** (1BSPL) (_____) acknowledge receipt of a copy of this page, which is Page 12 of 12 Pages.

©2017 Florida Realtors®
Form Simplicity

Electronically Signed using eSignOnline™ [Session ID : 35f5c86f-8fed-4d45-8d76-cbfc9d233bf0]